EXHIBIT 10.8
                                   AMENDMENT TO THE
                         CENTURY TELEPHONE ENTERPRISES, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


          STATE OF LOUISIANA

          PARISH OF OUACHITA

               BE IT KNOWN, that on this 1st day of June, 1993, before me,

          a Notary Public, duly commissioned and qualified in and for the

          Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

               PERSONALLY CAME AND APPEARED:

               Century Telephone Enterprises, Inc., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart

          Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc.

          Employee Stock Ownership Plan and Trust, such amendment to be effective January 1, 1994:

               Delete the first sentence of Section 1.17 and insert the

          following in lieu thereof:

               A computation period during which an Employee has completed at least one thousand (1000) Hours of Service.

               THUS DONE AND SIGNED on the day first above shown, in the

          presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers and me, Notary, after reading of the whole.

          WITNESSES                      CENTURY TELEPHONE ENTERPRISES,

          INC.

          /s/ Sandra B. Post             By  /s/ R. Stewart Ewing, Jr.
                                                  R. Stewart Ewing, Jr.
                                                  Senior Vice President and
          /s/ Kay Buchart                         Chief Financial Officer

                            /s/ Elvis C. Stout
                               Notary Public
                          ACCEPTANCE OF AMENDMENT BY TRUSTEE


          STATE OF LOUISIANA

          PARISH OF OUACHITA

               On this 15th day of June, 1993,

               BEFORE ME, a Notary Public, and in the presence of the

          undersigned competent witnesses, personally came and appeared:

                       FIRST AMERICAN BANK & TRUST OF LOUISIANA

          which declared that it is appearing herein for the purpose of accepting and it does hereby accept the amendment to the Century

          Telephone Enterprises, Inc. Employee Stock Ownership Plan and

          Trust adopted by the Settlor on June 1, 1993.

               THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

          WITNESSES                      FIRST AMERICAN BANK AND TRUST OF
          LOUISIANA

          /s/ Linda G. Todd              By  /s/ William W. Keith
                                              William W. Keith, Executive
                                              Vice President and Trust
          Officer
          /s/ Ashley J. Akus

                            /s/ Cathy M. Yelverton
                               Notary Public
                                  AMENDMENTS TO THE
                         CENTURY TELEPHONE ENTERPRISES, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


          STATE OF LOUISIANA

          PARISH OF OUACHITA

               BE IT KNOWN, that on this 10th day of June, 1993, before me,

          a Notary Public, duly commissioned and qualified in and for the

          Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

               PERSONALLY CAME AND APPEARED:

               Century Telephone Enterprises, Inc., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart

          Ewing, Jr., as Settlor and Employer, which hereby executes the following amendments to the Century Telephone Enterprises, Inc.

          Employee Stock Ownership Plan and Trust, such amendments to be effective April 9, 1993:

               Add the following paragraph at the end of Section 1.7:

                  For employees of San Marcos Telephone Company, Inc., SM
               Telecorp, Inc., and subsidiaries thereof, who become participants in the Plan on or after June 20, 1993, Compensation for the Plan Year ending December 31, 1993 shall be recognized commencing as of the effective date of participation of each such employee pursuant to Section 2.1

               Add the following paragraph as Section 1.17(f):

               (f)Service with San Marcos Telephone Company, Inc., SM Telecorp, Inc., and subsidiaries thereof, and any successors thereto by merger or otherwise, shall be counted for all purposes under this Plan.

               THUS DONE AND SIGNED on the day first above shown, in the

          presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers and me, Notary, after reading of the whole.



          WITNESSES                      CENTURY TELEPHONE ENTERPRISES,

          INC.

          /s/ Linda Vaughn               By  /s/ R. Stewart Ewing, Jr.
                                                  R. Stewart Ewing, Jr.
                                                  Senior Vice President and
          /s/ Sherry Bowen                        Chief Financial Officer

                            /s/ Kathy Tettleton
                               Notary Public
                         ACCEPTANCE OF AMENDMENTS BY TRUSTEE


          STATE OF LOUISIANA

          PARISH OF OUACHITA

               On this 10th day of June, 1993,

               BEFORE ME, a Notary Public, and in the presence of the

          undersigned competent witnesses, personally came and appeared:

                       FIRST AMERICAN BANK & TRUST OF LOUISIANA

          which declared that it is appearing herein for the purpose of accepting and it does hereby accept the amendments to the Century

          Telephone Enterprises, Inc. Employee Stock Ownership Plan and

          Trust adopted by the Settlor on June 10, 1993.

               THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

          WITNESSES                      FIRST AMERICAN BANK AND TRUST OF
          LOUISIANA

          /s/ Lisa K. McGivney           By  /s/ William W. Keith
                                              William W. Keith, Executive
          Vice
          /s/ Ashley J. Akus                  President and Trust Officer

                            /s/ Cathy M. Yelverton
                               Notary Public